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                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ JAMES K. BAKER
                                           ------------------------
                                           James K. Baker





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                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ MICHAEL G. BROWNING
                                       --------------------------
                                       Michael G. Browning




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                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ PHILLIP R. COX
                                       ---------------------------
                                       Phillip R. Cox



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                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ GEORGE C. JUILFS
                                       -----------------------------
                                       George C. Juilfs



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                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ THOMAS E. PETRY
                                       ----------------------
                                       Thomas E. Petry

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ JACKSON H. RANDOLPH
                                       ---------------------------
                                       Jackson H. Randolph






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                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned officer and director of Cinergy Corp. hereby constitutes and appoints R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned officer and director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                       /s/ JAMES E. ROGERS
                                       --------------------------------
                                       James E. Rogers

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to up to $800,000,000 of securities of Cinergy Corp. and CC Funding Trust I, any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                                     /S/ PHILIP R. SHARP
                                                     --------------------
                                                     Philip R. Sharp